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                                                                   EXHIBIT 10.55

NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR, IF AN EXEMPTION FROM REGISTRATION SHALL BE AVAILABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

              Warrant to Purchase 7,500,000 Shares of Common Stock.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                         LITHIUM TECHNOLOGY CORPORATION

        This is to certify that Pacific Lithium Limited (the "Holder") is entitled to purchase, subject to the provisions of this Warrant, from Lithium Technology Corporation (the "Company") 7,500,000 fully paid, validly issued and nonassessable shares of common stock, $.01 par value, of the Corporation ("Common Stock") at a price of $.15 per share. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price".

         1.       VESTING; EXERCISE OF WARRANT.

                  (a) This Warrant is delivered in connection with the Bridge Loan Financing Agreement between the Corporation and the Holder of even date herewith (the "Bridge Loan Agreement") and the Notes issued under the Bridge Loan Agreement. This Warrant shall vest and be exercisable immediately upon the conversion of any Note issued under the Bridge Loan Agreement into Shares except in the event of a PLL Default (as defined in the Note). This Warrant shall terminate on the earlier of (i) the third anniversary of the date hereof (ii) the closing of the Transaction (as defined in the Note).

                  (b) This Warrant may be exercised by presentation and surrender hereof to the Corporation at its principal office with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such

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form. As soon as practicable after each such exercise of the Warrants, but no later than seven (7) days from the date of such exercise, the Corporation shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder. Upon receipt by the Corporation of this Warrant at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Corporation shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

                  (c)      Compliance with the Securities Act.

(1) The Holder may exercise its Warrants if it is an "accredited investor" or a "qualified institutional buyer", as defined in Regulation D and Rule 144A under the Securities Act, respectively, provided each of the following conditions is satisfied:

                           (a) The Holder establishes to the reasonable satisfaction of the Corporation that it is an "accredited investor" or "qualified institutional buyer"; and

                           (b) The Holder represents that it is acquiring the underlying common stock for its own account and that it is not acquiring such underlying common stock with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States or any state thereof, but subject, nevertheless, to the disposition of its property being at all times within its control.

(2)      In the event of a proposed exercise that does not qualify under Section
         (c)(1) above, the Holder may exercise its Warrants only if:

         (a) the Holder gives written notice to the Corporation of its intention to exercise, which notice (i) shall describe the manner and circumstances of the proposed transaction in reasonable detail and (ii) shall designate the counsel for the Holder, which counsel shall be satisfactory to the Corporation;

                           (b) counsel for the Holder shall render an opinion, in form and substance satisfactory to the Corporation, to the effect that such proposed exercise may be effected without registration under the Securities Act or under applicable Blue Sky laws; and

                           (c) the Holder complies with Section (c)(1)(b) above.

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(3)      All stock certificates issued pursuant to the exercise of the Warrants shall bear the following legend:

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. SUCH SHARES MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

         2. RESERVATION OF SHARES. The Corporation shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants.

         3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

         4. LOSS OF WARRANT. Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Corporation, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Corporation, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Corporation except to the extent set forth herein.

         6. ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

            (a) In case the Corporation shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price


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determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock immediately prior to such action. Such adjustment shall be made each time any event listed above shall occur.

            (b) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (a) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

            (c) All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 6 to the contrary notwithstanding, the Corporation shall be entitled, but shall not be required, to make such changes in the Exercise Price in addition to those required by this Section 6, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Corporation shall not result in any Federal Income tax liability to the holders of the Common Stock or securities convertible into Common Stock (including warrants).

            (d) Whenever the Exercise Price is adjusted, as herein provided, the Corporation shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant to be mailed to the Holder, at its last address appearing in the Warrant Register. The Corporation may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Corporation) to make any computation required by this Section 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

      7. OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Corporation shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Section 1 and the Corporation shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

      8. NOTICES TO WARRANT HOLDER. So long as this Warrant shall be outstanding, (i) if the Corporation shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Corporation shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (iii) if any capital reorganization of the

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Corporation, reclassification of the capital stock of the Corporation, consolidation or merger of the Corporation with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Corporation to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Corporation shall be effected, then in any such case, the Corporation shall cause to be mailed by certified mail to the Holder, at least ten days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

      9. RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Corporation, or in case of any consolidation or merger of the Corporation with or into another corporation (other than the merger with the Holder or a company affiliated with the Holder or a merger with a subsidiary in which merger the Corporation is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Corporation as an entirety (other than a sale transaction involving the Holder or any company affiliated with the Holder), the Corporation shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant, at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which said Holder would have received if he had exercised this Warrant immediately prior to such transaction. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments of this Section 9 and shall similarly apply to successive reclassification, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Corporation other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (a) of Section 6 hereof.

      10. ASSIGNMENT OF WARRANT. This Warrant may not be assigned by the Holder without the expressed written consent of the Corporation. In the event a transfer is requested not pursuant to an effective registration statement under the Securities Act, the transferring Holder will, if reasonably requested by the Corporation, deliver to the Corporation an opinion of counsel, satisfactory in form and substance to the Corporation, that such transfer is being made in accordance

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with an exemption from registration under the Securities Act; and provided further that any request for transfer be accompanied by a written instrument of transfer in form reasonably acceptable to the Corporation.

Dated: January 19, 2000

                                                  LITHIUM TECHNOLOGY CORPORATION

                                                  By:  /s/ David Cade
                                                     ---------------------------
                                                      David Cade, Chairman and
                                                      Chief Executive Officer

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                             [Form of Subscription]

               (To be Exercised by the Holder Desiring to Exercise

              Warrants Evidenced by the Within Warrant Certificate)

To:      LITHIUM TECHNOLOGY CORPORATION

         The undersigned hereby irrevocably elects to exercise Warrants, evidenced by the within Warrant Certificate, for, and to purchase thereunder, shares of Common Stock of Lithium Technology Corporation issuable upon
exercise of said Warrants and delivery of $       in cash.

         The undersigned requests that certificates for such shares be issued in the name of Lithium Link Management Corporation.

                                                 PACIFIC LITHIUM LIMITED

                                                 By:
                                                    ----------------------------
                                                     (Signature)

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                                                 -------------------------------
                                                 (Please print name and address)

                      TAX IDENTIFICATION NUMBER:
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         If said number of Warrants shall not be all of the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of the Holder and delivered to:


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(Please print address)

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(Signature)


NOTICE: The signature on this subscription form must correspond with the name as written upon the face of the within Warrant Certificate, or upon the assignment thereof, in every particular, without alteration, enlargement, or any change whatsoever and must be guaranteed by a bank, other than a savings bank, or trust company having an office or correspondent in Pennsylvania, or by a firm having membership on a regional securities exchange and an office in Pennsylvania.